                                                                    EXHIBIT 10.4

                             OFFICE LEASE AGREEMENT
                             BASIC LEASE INFORMATION

1.    Date: March 19, 2004

2.    Landlord: Old Gettysburg Associates

3.    Tenant: Select Medical Corporation

4.    Guarantor: None

5.    Building: Executive Park West I, 4718 Old Gettysburg Road, Mechanicsburg,
                PA 17055

6.    Premises: Suite 401, left side front of building

7.    Commencement Date: March 1, 2004

8.    Expiration Date: February 28, 2007 (a three year term)

9.    Rentable Area of the Building: 35,843 Rentable square feet

10.   Rentable Area of the Premises: 2,436 Rentable square feet

11.   Useable Area of the Building: 31,168 Useable square feet

12.   Useable Area of the Premises: 2,071 Useable square feet

13.   Tenant's Proportionate Share: 6.6% (Item 12 divided by Item 11)

14.   Initial Annual Base Rental: $47,039.16

15.   Initial Annual Base Rental Rate: $19.31 per Rentable square foot

16.   Annual Base Rental Increase (cumulative) 3 %

17.   Initial Annual Operating Expense Allowance: $267,030.35

18. Initial Annual Operating Expense Allowance Rate: $7.45 for Rentable square foot for Fiscal Year 2004.

19.   Annual Operating Expense Allowance Increase (cumulative): 3 %

20.   Fiscal Year: Twelve Months ending December 31

21.   Security Deposit: None payable at the time the Lease is signed.
      (Article #26)

22. First Rent Check of $3,919.93 payable at the time the Lease is signed. (Article #26)

23.   Broker: None

24.   Additional Terms and Conditions:
                                      ________________________________________

                                      ________________________________________

25.   Landlord's Address for Notices: Old Gettysburg Associates I, c/o Select
                                      Capital Corp 4718 Old Gettysburg Road,
                                      Mechanicsburg, PA 17055
                                      Attention: Laura Martin

26.   Tenant's Address for Notices:   Select Medical Corporation 4718 Old
                                      Gettysburg Rd., Mechanicsburg, PA 17055
                                      Attention: Legal Counsel

Exhibits A-F are part of this Lease, identified as follows:

Exhibit A,     Description of Premises
Exhibit B,     Description of Real Property
Exhibit C,     Description of Leasehold Improvements
Exhibit D,     Description of Parking Rights
Exhibit E,     Security Card/Key Access
Exhibit F,     Rules and Regulations

The foregoing Basic Lease Information is hereby incorporated into and made a part of the Office Lease Agreement which is described herein and attached. Each reference in the Lease to any information and definitions contained in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth. In the event of any conflict between any Basic Lease Information and the Lease, the Lease shall control.

                                      Landlord:

                                      OLD GETTYSBURG ASSOCIATES I
                                      a Pennsylvania general partnership

WITNESS:                              By: /s/ John M. Ortenzio
         ----------------------           -------------------------------------
                                              John M. Ortenzio, General Partner

                                      Tenant:

ATTEST:                               By: /s/ Scott A. Romberger
        ----------------------            --------------------------------------
                                              Scott A. Romberger, Vice President

                                TABLE OF CONTENTS

ARTICLE  1 - PREMISE............................................................             4
ARTICLE  2 - TERM...............................................................             4
ARTICLE  3 - DELIVERY OF THE PREMISES TO TENANT.................................             5
ARTICLE  4 - ACCEPTANCE OF THE PREMISESES AND BUILDING BY TENANT................             5
ARTICLE  5 - RENTAL.............................................................             5
ARTICLE  6 - OPERATING EXPENSES.................................................             6
ARTICLE  7 - SERVICESBY LANDLORD................................................             8
ARTICLE  8 - UTILITIES..........................................................             8
ARTICLE  9 - USE................................................................             9
ARTICLE 10 - LAWS, ORDINANCES AND REQUIREMENTS OF PUBLIC AUTHORITIES............            10
ARTICLE 11 - OBSERVANCE OF RULES AND REGULATIONS................................            10
ARTICLE 12 - ALTERATIONS........................................................            11
ARTICLE 13 - LIENS..............................................................            11
ARTICLE 14 - ORDINARY REPAIRS...................................................            11
ARTICLE 15 - INSURANCE..........................................................            12
ARTICLE 16 - DAMAGE BY FIRE OR OTHER CAUSES.....................................            13
ARTICLE 17 - CONDEMNATION.......................................................            14
ARTICLE 18 - ASSIGNMENT AND SUBLETTING .........................................            15
ARTICLE 19 - INDEMNIFICATION....................................................            15
ARTICLE 20 - SURRENDER OF THE PREMISES..........................................            16
ARTICLE 21 - ESTOPPEL CERTIFICATES..............................................            16
ARTICLE 22 - SUBORDINATION......................................................            17
ARTICLE 23 - PARKING............................................................            17
ARTICLE 24 - DEFAULT AND REMEDIES...............................................            18
ARTICLE 25 - WAIVER BY TENANT...................................................            20
ARTICLE 26 - SECURITY DEPOSIT...................................................            20
ARTICLE 27 - ATTORNEY'S FEES AND LEGAL EXPENSES.................................            20
ARTICLE 28 - NOTICES............................................................            21
ARTICLE 29 - MISCELLANEOUS......................................................            21
EXHIBIT "A" - DESCRIPTION OF PREMISES...........................................            25
EXHIBIT "B" - DESCRIPTION OF BUILDING...........................................            26
EXHIBIT "C" - DESCRIPTION OF PARKING RIGHTS.....................................            27
EXHIBIT "D" - PARKING...........................................................            28
EXHIBIT "E" - SECURITY CARD ACCESS..............................................            29
EXHIBIT "F" - RULES AND REGULATIONS.............................................            30

                             OFFICE LEASE AGREEMENT

THIS Lease, dated as of the date specified in the Basic Lease Information which is attached hereto and incorporated herein for all purposes, is made between Landlord and Tenant.

                                    ARTICLE 1

                                    PREMISES

Landlord leases to Tenant, and Tenant leases from Landlord for the Term (as defined below) and subject to the provisions hereof, to each of which Landlord and Tenant mutually agree, the Premises, which Premises is more particularly described in the floor plans in Exhibit A hereto, together with its appurtenances, including the right to use, in common with others, the lobbies, entrances, stairs, elevators, off-street parking and loading areas (for loading and unloading of materials and supplies), and other public portions of the Building, which Building is situated on the real property described in Exhibit B hereto. The Premises shall constitute part of the "Rentable Area," which shall be determined and defined by Landlord using standards adopted by Building Owners and Managers Association (BOMA). For purposes of this Lease, the Rentable Area of the Building and the Rentable Area of the Premises are as provided in the foregoing Basic Lease Information. The term "Common Areas" shall mean all of the common facilities now or hereafter under, over, in or adjacent to the Building designed and intended for use by all Tenants in the Building in common facilities now or hereafter under, over, in or adjacent to the Building designed and intended for use by all Tenants in the Building in common with Landlord and each other.

                                    ARTICLE 2

                                      TERM

Section 2.01. The term of this Lease (the "Term") shall begin on the Commencement Date. The Commencement Date shall be the earlier of the date:

      (a) specified in the Basic Lease Information provided Landlord has delivered the Premises with the Building Standard Leasehold Improvements as set forth on Exhibit C substantially completed: or

      (b) of Tenant's occupancy of the Premises for the conduct of Tenant's business (i.e. not occupancy for construction purposes)(the "Commencement Date").

Unless sooner terminated, the Term shall end at midnight on the Expiration Date specified in the Basic Lease Information.

Section 2.02. Provided Tenant performs all of Tenant's obligations under this Lease, including Tenant's covenant for the payment of Rental as defined below, Tenant shall, during the Term, peaceably and quietly enjoy the Premises without disturbance from Landlord; subject, however, to the terms of this Lease and any deeds of trust, restrictive covenants, ground leases, easements, and other encumbrances to which this Lease now or may become subject and subordinate.

                                    ARTICLE 3

                       DELIVERY OF THE PREMISES TO TENANT

Before the Commencement Date, Landlord shall substantially complete the floor(s) or portions thereof on which the Premises are located and shall construct the Leasehold Improvements, if any, to be constructed or installed by Landlord pursuant to the provisions of Exhibit C hereto. If for any reason Landlord cannot deliver the Premises to Tenant by the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable for any loss or damage resulting therefrom, except that the Rental shall be waived for the period between the Commencement Date and the date when Landlord can deliver possession and Landlord shall extend the Term. Tenant may not enter or occupy the Premises until it is tendered by Landlord, unless Tenant's entry relates to construction work in the Premises. The Premises shall be deemed completed and possession delivered when the Premises is completed to accommodate Tenants use. The terms of Exhibit C hereto shall govern the construction and installation of all Leasehold Improvements. The term "Building Standard Leasehold Improvements" as used herein shall mean those Leasehold Improvements which conform to Building Standard. The term "Non-Building Standard Leasehold Improvements" as used herein shall mean all Leasehold Improvements which exceed or deviate from Building Standard. The terms "Building Standard" and "Non-Building Standard" as used herein shall have the meanings specified in Exhibit C hereto.

                                    ARTICLE 4

                ACCEPTANCE OF THE PREMISES AND BUILDING BY TENANT

Taking possession of the Premises by Tenant shall be conclusive evidence that
Tenant:

      (a) accepts the Premises as suitable for the purposes for which they are Leased;

      (b) accepts the Building and every part and appurtenance thereof as being in a good and satisfactory condition; and

      (c) waives any defects in the Premises and its appurtenances, except for the completion of those items, if any, on any punchlist and on Exhibit C attached hereto.

Landlord shall not be liable, except for negligence or willful misconduct, to Tenant or any of its agents, employees, licensees, or invitees for any injury or damage to person or property due to the condition or design of or any defect in the Building or its mechanical systems and equipment which may exist or occur, and Tenant, for itself and its agents, employees, licensees, and invitees, expressly assumes all risks of injury or damage to person or property, either proximate or remote, resulting from the condition of the Premises or the Building.

                                    ARTICLE 5

                                     RENTAL

Section 5.01. Tenant covenants and agrees to pay to Landlord as Rental for the Premises, in lawful money of the United States, 1/12 of the Annual Base Rental specified in the Basic Lease Information, payable monthly in advance, without notice or demand, on the first day of each calendar month. In the event of any late payments. Tenant agrees to pay a late charge for special handling equal to 5% of the Rental due. Rental shall be paid to Landlord, without deduction or offset, at the address of Landlord specified in the

Basic Lease Information or such other place as Landlord may designate in writing. The first monthly installment of Rental shall be paid on the Commencement Date, except that if Commencement Date is a date other than the first day of a calendar month, then the monthly Rental for the first and last fractional months of the Term shall be appropriately prorated. The term "Rental" as used herein means the sum of Annual Base Rental, Proportionate Share of Operating Expense Excess (as defined in Section 6.01), Parking Rental (as defined in Exhibit D hereof) and all other sums, whether or not expressly denominated as rent, shall constitute Rental for the purposes of Section 502(b)(7) of the Bankruptcy Code U.S.C. 502(b)(7). A service charge of 10% of the amount of any checks returned stamped "NSF" will be due and payable, in addition to the overdue installments to cover Landlord's extra cost and expense in handling and processing. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment due under this Lease shall be deemed to be other than on account of the earliest Rental due hereunder, nor shall any endorsement or statement on any check or payment as Rental be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rental or pursue any other remedy provided in this Lease or by law.

Section 5.02. Upon the first anniversary of the Commencement Date of this Lease, and upon each and every anniversary date thereafter, the then current Annual Base Rental shall be increased by the Annual Base Rental Rate Increase (cumulative) as specified in the Basic Lease Information.

                                    ARTICLE 6

                               OPERATING EXPENSES

Section 6.01. From the Commencement Date until the Fiscal Year End following the Commencement Date, Tenant shall pay on a monthly basis in advance, without demand, on the first day of each calendar month, as part of the Annual Base Rental, Tenant's Proportionate Share of Operating Expenses (as defined in article 6 and 7) in excess of the Initial Operating Expense Allowance ("Operating Expense Excess"). Such payments shall be calculated and made as follows:

      (a) Before the beginning of each Fiscal Year during the Term, Landlord shall furnish Tenant with Landlord's reasonable estimate of the Operating Expenses and any anticipated Operating Expense Excess for such Fiscal Year. On the first day of each month during such Fiscal Year, Tenant shall pay Tenant's Proportionate Share of such Fiscal Year's estimated Operating Expense Excess in monthly installments of 1/12th of Tenant's Proportionate Share of the estimated annual Operating Expense Excess for such Fiscal Year.

      (b) By the first day of March of each Fiscal Year during Tenant's occupancy (beginning with the Fiscal Year following the Commencement
            Date), or as soon thereafter as possible, Landlord shall furnish to Tenant a statement of Landlord's actual Operating Expense Excess for the previous Fiscal Year or fraction thereof if the Commencement Date occurred after the first day of the previous Fiscal Year. If the actual Operating Expense Excess is greater than Landlord's estimate, a lump sum payment, considered Rental for all purposes, shall be made by Tenant, within 30 days of the delivery of that statement, equal to Tenant's Proportionate Share of the actual Operating Expense Excess over the Landlord's estimate for the previous Fiscal Year. If the actual Operating Expense Excess is less than Landlord's estimate, a lump sum payment shall be made by Landlord, within 30 days of delivery of that statement, equal to Tenant's Proportionate Share of the actual Operating Expense Excess under Landlord's estimate. The effect of this reconciliation payment or adjustment is that the Tenant shall pay during each Fiscal Year during the Term, in addition to the Annual Base Rental, Tenant's Proportionate Share of Operating Expenses in excess of an amount equal to that Fixed years allowance. Said amount is based upon 12 months of building operation with all tenants utilizing all services provided by Landlord pursuant to Article 7 and Article 8.

      (c) The Annual Operating Expense Allowance shall be increased each fiscal year by the Annual Operating Expense Allowance Increase (cumulative) as specified in the Basic Lease Information.

      (d) With respect to the last Fiscal Year or partial Fiscal Year, as the case may be, during the Term, an adjustment will be made between Landlord and Tenant pursuant to Section 6.02, at the appropriate time after the Expiration Date. The provisions of the paragraph (d) shall survive termination of this Lease with respect to such adjustment and any payments owing by either party to the other after termination hereof.

Section 6.02. As used herein, "Operating Expense" means all expenses, costs, and disbursements of every kind which Landlord pays or incurs in connection with the ownership, operation (including, without limitation, the costs of utilities), and maintenance of the Building, Parking Areas, and exterior areas contained within the boundaries described in Exhibit B upon which the Building is situated. All Operating Expenses shall be determined according to generally accepted accrual accounting principles which shall be consistently applied. Operating Expenses shall include, but are not limited to, the following:

(a) Wages, salaries, and fees of all personnel or entities (exclusive of Landlord's executive personnel) directly engaged in the operation, maintenance, repair, or security of the Building, including taxes, insurance, and benefits relating thereto. As to personnel not involved exclusively with the administration and operation of the Building, only those portions of such expenses reasonably allocable to the Building shall be included.

(b) All supplies and materials used in the operation and maintenance of the Building, except for special lighting, relamping and ballasts within any Tenant space.

(c) Expenses of all maintenance, janitorial, security, and service agreements for the Building and the equipment therein, including, without limitation, alarm service, janitorial services, exterior window cleaning, elevator maintenance, landscaping, parking facility maintenance, roadway and utility maintenance and cleaning, etc.

(d) Expenses of all insurance relating to the Building for which Landlord is responsible hereunder, or which Landlord considers reasonably necessary for the operation of the Building, including, without limitation, the cost of property, casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith, and the cost of business interruption or rental insurance.

(e) All taxes, assessments, and other governmental charges, now or hereafter applicable to the Building, or any portion thereof, or to Landlord's personal property used in connection therewith, and dues (including those levied by any Association managing all common areas and easements) attributable to the Building or its operation, exclusive of any inheritance, gift, franchise, income, corporate, or profit taxes which may be assessed against Landlord.

(f) Expenses of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to Tenants of the Building).

(g) Landlord's Costs related to fees paid to individuals or companies engaged in rendering legal, accounting or technical services including efforts to reduce Building Ad Valorem Tax expenses.

(h) All utility costs to Landlord of the Building (exclusive, however, of such special utility services as are provided in Section 8.02 hereof), including, without limitation, water, power, fuel, heating, lighting, air conditioning, and ventilation.

Operating Expenses shall not include specific costs especially billed to and paid by specific Tenants such as above Building Standard janitor service, above Building Standard utility service, or other services above Building Standard.

Tenant shall be liable for all taxes levied or assessed against personal property, furniture, fixtures, or Tenant finish placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder; provided that Tenant shall have the right to contest such taxes if Tenant shall have furnished Landlord with security sufficient in Landlord's reasonable determination.

                                    ARTICLE 7

                              SERVICES BY LANDLORD

While Tenant is occupying the Premises and is not in default under this Lease, Landlord shall, at its expense, but subject to the provisions of Articles 6 and 8 hereof, furnish the Premises with:

      (a) passenger elevator service (where applicable) in common with other Tenants for access to and from the Premises, reasonably limited after normal business hours and on Saturdays, Sundays, and holidays;

      (b) janitorial cleaning services as are customarily provided to Tenants in comparable office buildings in the greater Harrisburg area; and

      (c)   the utility services provided for in Article 8 below.

                                    ARTICLE 8

                                    UTILITIES

Section 8.01. While Tenant is occupying the Premises and is not in default under this Lease, Landlord shall furnish Tenant with the following services:

      (a)   potable water

      (b) heating, ventilating, and/or air conditioning in season on business days from 7:00 a.m. to 6:00 p.m.

      (c) electric lighting for public areas and special Services Areas of the Building all of which services shall be provided to Tenant by Landlord and paid for by Landlord as part of the Operating Expense Allowance. If Tenant requires air conditioning or heating outside the hours and days specified above, Landlord shall furnish it only at Tenant's request, and Tenant will bear the entire charge therefor which will be an amount equal to the rate charged to Landlord, at that time, plus a reasonable fee to cover Landlord's overhead costs, with a two-hour minimum. With respect to such after hours costs, Landlord acknowledges that the current after hours charge is $35.00 per hour. Whenever machines or equipment that generate abnormal heat are used in the Premises by Tenant which affect the temperature or humidity otherwise maintained by the central air conditioning system, Landlord will have the right to install supplemental air conditioning units in the Premises, and the full total cost thereof, will be paid by Tenant to Landlord on demand. Notwithstanding anything in this Lease to the contrary, Tenant shall be responsible for the cost of special lighting relamping and ballasts within the Premises after initial installation of such items.

Section 8.02. While Tenant is occupying the Premises and is not in default under this Lease, Landlord will furnish sufficient power for lighting and for typewriters, dictaphones, personal computers, calculating machines, and other normal office machines of similar low electrical consumption, all of which power shall be paid for by Landlord as a part of the Operating Expense Allowance. Tenant agrees that Landlord's aforesaid obligation does not include the provision of power for:

      (a) special mainframe type computers and/or electronic data processing equipment,

      (b) special lighting which has electrical consumption in excess of the Building Standard lighting, or

      (c) any item that consumes more than 0.5 kilowatts at rated capacity or requires a voltage other than 120 volt single phase and such consumption by Tenant shall be deemed excessive usage for which Tenant shall pay Landlord upon receipt of an invoice for the cost to Landlord of such usage. Notwithstanding the aforementioned, Tenant acknowledges that the Building electrical feeders have normal design limitations, such that

      (i) in no event shall lighting have a design load greater than an average of 2.00 watts per Usable square foot, and

      (ii) collectively, Tenant's equipment and lighting shall not have an electrical design load greater than an average of 3.75 watts per Usable square foot.

Upon the existence of Tenant's excess electrical requirements, Landlord may, at its option, upon not less than 30 days prior written notice to Tenant, discontinue electric services to the Premises until Tenant reduces its power consumption to the permissible limits. Landlord will not be liable in any way to Tenant for failure or defect in the supply or character of electric energy or any other utility service furnished to the Premises because of any requirement, act, or omission of the public utility servicing the Building. All installations of electrical fixtures, appliances, and equipment within the Premises shall be subject to Landlord's prior approval. Landlord's obligation to furnish utility services shall be subject to the rules and regulations of any municipal or other governmental authority regulating the business of providing utility services. When Tenant's use of the Premises consumes power in excess of the Building Standard lighting and for typewriters, dictaphones, calculating machines and other normal office machines of similar low consumption, then the usage of such additional consumption shall be determined, at Landlord's election, either

      (i) by a survey performed by a reputable consultant selected by Landlord (and paid for by Tenant when such additional consumption is proven), or

      (ii) by separate meter in the Premises to be installed, maintained and read by Landlord at Tenant's sole expense.

Section 8.03. Failure to furnish, or any stoppage of, the services provided for in Article 7 above and in this Article 8 resulting from any cause will not make Landlord liable in any respect for damages to either person, property, or business, nor be construed as an eviction of Tenant, nor entitle Tenant to any abatement of Rental, nor relieve Tenant from its obligations under this Lease. Landlord will, with reasonable diligence, repair any malfunction of the Building Improvements or facilities, but Tenant will have no claim for rebate, abatement of Rental, or damages because of any malfunctions or interruptions in service.

                                    ARTICLE 9

                                       USE

The Premises shall be used for general office purposes, and for no other purpose and Tenant agrees to use and maintain the Premises in a clean, careful, safe, lawful, and proper manner.

                                   ARTICLE 10

             LAWS, ORDINANCES AND REQUIREMENTS OF PUBLIC AUTHORITIES

Tenant shall, at its sole expense,

      (i) comply with all laws, orders, ordinances, and regulations of federal, state, county, and municipal authorities having jurisdiction over the Premises,

      (ii) comply with any direction made pursuant to law of any public officer or officers requiring abatement of any nuisance, or imposing any obligation, order, or duty upon Landlord or Tenant arising from Tenant's use of the Premises or from conditions which have been created by or at the insistence of Tenant or required by reason of a breach of any of Tenant's obligations hereunder, and

      (iii) indemnify Landlord and hold Landlord harmless from any loss, cost, claim, or expense which Landlord may incur or suffer by reason of Tenant's failure to comply with its obligations under clauses (i) or
            (ii) above. If Tenant receives written notice of violation of any such law, order, ordinance, or regulation, it shall promptly notify Landlord thereof.

                                   ARTICLE 11

                       OBSERVANCE OF RULES AND REGULATIONS

Tenant and its employees, agents, visitors, and licensees shall observe faithfully and comply strictly with all Rules and Regulations attached to this Lease (Exhibit F). Landlord shall at all times have the right to make reasonable exchanges in and additions to such Rules and Regulation. Any failure by Landlord to enforce any of the Rules and Regulations now or hereafter in effect, either against Tenant or any other Tenant in the

Building, shall not constitute a waiver of any such Rules and Regulations. Landlord shall not be liable to Tenant for the failure or refusal by any other Tenant, guest, invitee, visitor, or occupant of the Building to comply with any of the Rules and Regulations, but Landlord shall, after receipt of notice, take reasonable action to assure compliance.

                                   ARTICLE 12

                                   ALTERATIONS

Section 12.01. Tenant may not, at any time during the Term, without Landlord's prior written consent (which consent shall not be unreasonably withheld), make any alterations to the Premises. All alterations shall be made at Tenant's expense, either by Tenant's contractors which have been approved in writing by Landlord, or at Landlord's option, by Landlord's contractors on terms reasonably satisfactory to Tenant, including a fee of 15% of the actual costs to Landlord for performing such work to cover Landlord's overhead.

Section 12.02. All Leasehold Improvements (whether Building Standard or Non-Building Standard), alterations, and other physical additions made or installed by or for Tenant in or to the Premises shall be and remain Landlord's property, except Tenant's furniture, furnishings, personal property, and moveable trade fixtures and shall not be removed without Landlord's written consent.

                                   ARTICLE 13

                                      LIENS

Tenant shall keep the Premises, the Building, and the property on which the Building is located, free from any liens arising from any work performed, materials furnished, or obligations incurred by or at the request of Tenant. Nothing contained in this Lease shall be construed as Landlord's consent to any performance of labor or furnishing of any materials for any specific improvements, alteration, or repair of, or to, the Premises, that would result in any liens against the Premises or liability of the Landlord. If, based upon acts of Tenant, any lien is filed against the Premises, the Building, the Property on which the Building is located, or Tenant's Leasehold interests therein, Tenant shall discharge same within 10 days after its filing. If Tenant fails to discharge such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, at its election, discharge the lien by either paying the amount claimed to be due, obtaining the discharge by deposit with a court or a title company, or by bonding. Tenant shall pay on demand any amount paid by Landlord for reasonable attorneys' fees and other legal expenses of Landlord incurred in defending any such action or in obtaining the discharge of such lien, together with all necessary disbursements in connection therewith, to double the amount of the lien claim plus a sufficient amount to cover any penalties, interest, attorneys' fees, court costs, and other legal expenses resulting from such contest. This bond shall name Landlord and such other parties as Landlord may direct as beneficiaries thereunder.

                                   ARTICLE 14

                                ORDINARY REPAIRS

Tenant shall, at all times during the Term hereof and at tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear, fire and other casualty excepted. Subject to Article 20, section 20.02 herein, Tenant shall, at the end of the term hereof, surrender the

Premises, as repaired, to Landlord in the same condition as when received, ordinary wear and tear excepted. If Tenant fails to make such repairs promptly, Landlord may, at its option, make such repairs, and Tenant shall pay Landlord on demand Landlord's actual costs in making repairs plus a fee of (15%) to cover Landlord's overhead.

                                   ARTICLE 15

                                    INSURANCE

Section 15.01. Tenant shall, during the Term, at its sole expense, keep in force, with Tenant, Landlord, and the mortgagees and ground lessors of Landlord named as additional insured thereunder (except with respect to Worker's Compensation coverage) all as their respective interests may appear, the following insurance:

      (a) All Risk Insurance (including fire, extended coverage, vandalism, malicious mischief, extended perils, sprinkler leakage and debris removal) upon property of every description and kind owned by Tenant and located in the Building or for which Tenant is legally liable or installed by or on behalf of Tenant including, without limitation, fittings, installations, fixtures, removable trade fixtures, Non-Building Standard Leasehold Improvements (as defined in Exhibit
            C), and alterations, in an amount not less than the full replacement cost thereof. If there is a dispute as to the amount which comprises full replacement cost, the decision of Landlord or the mortgagees of Landlord shall be conclusive and binding.

      (b) Commercial liability insurance coverage to include death, personal injury, bodily injury (not less that $1,000,000 limits), broad form property damage (not less than $1,000,000 limits), fire sprinkler hazard, operations hazard, owner's protective coverage, contractual liability, and products and completed operations liability, with combined single liability limits not less than $1,000,000. Such coverage shall insure against all liability of Tenant and its authorized representatives and visitors arising out of, and in connection with, Tenant's use or occupancy of the Premises.

      (c) Worker's Compensation and Employer's Liability Insurance, with a waiver of subrogation endorsement, in form and amount satisfactory to Landlord.

      (d) Any other form or forms of insurance as Tenant or Landlord or the mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent Tenant of a comparable size and in a comparable business would protect itself.

All policies shall be issued by insurers with a Best's Insurance Reports rating of A or better and shall be in form satisfactory to Landlord. Tenant agrees that certificates of insurance on the Landlord's standard form, or certified copies of each such insurance policy, naming Landlord and its mortgagees as additional insured, will be delivered to Landlord not later than 5 days prior to the date that Tenant takes possession of any part of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord and the mortgagees of Landlord in writing, by Registered U.S. Mail, not less than 30 days before any material change, reduction in coverage, cancellation, or other termination thereof. All insurance shall be primarily as to Landlord and not participating with any other available insurance. So long as Tenant is not in default, proceeds of Tenant's insurance shall be available to repair or replace the insured fixtures and equipment.

Section 15.02. During the Term, Landlord shall insure the Building (but excluding Non-Building Standard Leasehold Improvements and any other property which Tenant is obligated to insure under Section 15.01 hereof) against damage by fire and standard extended coverage perils in an amount equal to the full replacement cost thereof, and shall provide public liability insurance in such amounts and with such deductions as Landlord considers appropriate. Landlord may, but shall not be obligated to, take out and carry any other form or forms of insurance as it or Landlord's mortgagees may reasonably determine appropriate. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord. Landlord will not be required to carry insurance of any kind on any Non-Building Standard Leasehold Improvements, on Tenant's furniture or furnishings, or on any of Tenant's fixtures, equipment, improvements, or appurtenances under this Lease; and Landlord shall not be obligated to repair or replace same.

Section 15.03. Tenant shall not keep in the Premises any article which may be prohibited by any reasonable insurance policy periodically in force covering the Building. If Tenant's occupancy results in any increase in premiums for the insurance carried by Landlord, Tenant shall pay any such increase in premiums as additional Rental within 10 days after being billed therefor. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises and the Building.

Section 15.04. If any of Landlord's insurance policies shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced, or if the premiums on any of Landlord's insurance policies are increased or threatened to be increased, in any way because of Tenant's use of the Premises and, if Tenant fails to remedy the cause thereof within 48 hours after notice, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord as additional Rental. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry. If Landlord is unable to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant.

Section 15.05. All policies covering real or personal property which either party obtains affecting the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Landlord and Tenant hereby mutually waive any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.

                                   ARTICLE 16

                          DAMAGE BY FIRE OR OTHER CAUSE

Section 16.01. Subject to Sections 16.02 and 16.03 hereof, if the Building is damaged by fire or other casualty so as to affect the Premises, Tenant shall immediately notify Landlord, who shall (but only if the proceeds from Landlord's insurance available to Landlord

      (i) are free from collection by Landlord's mortgagee, ground or primary lessor, and

      (ii)  are sufficient)

have the damage repaired with reasonable speed at the expense of Landlord, subject to delays which may arise by reason of adjustment of loss under insurance policies and to other delays beyond Landlord's reasonable control. Provided such damage was not the result of the negligence or willful misconduct of

Tenant, or Tenant's employees or invitees, an abatement in the Rental hereunder shall be allowed as to that portion of the Premises rendered untenantable by such damage until such time as Landlord determines that such damaged portion of the Premises has been made tenantable for Tenant's use.

Section 16.02. If the Premises are damaged or destroyed by any cause whatsoever, and if, in the Landlord's reasonable opinion the Premises cannot be rebuilt or made fit for Tenant's purposes within 120 days of the damage or destruction, or if the proceeds from insurance remaining after payment of any such proceeds to Landlord's mortgagee, ground, or primary lessor, are insufficient to repair or restore the damage by destruction, Landlord may, at its option, terminate this Lease by giving the Tenant, within 60 days after such damage or destruction, notice of termination, and thereupon Rental and any other payments for which Tenant is liable under this Lease shall be apportioned and paid to the date of such damage, and Tenant shall immediately vacate the Premises, provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

Section 16.03. If either

      (a) the Building is damaged or destroyed to the extent that, in Landlord's reasonable opinion it would not be economically feasible to repair or restore such damage or destruction, or

      (b) in Landlord's reasonable judgment, the damage or destruction to the Building cannot be repaired or restored within 60 days after such damage or destruction,

Landlord may, at its option, terminate this Lease by giving Tenant, within 60 days after such damage, notice of such termination requiring Tenant to vacate the Premises 60 days after delivery of the notice of termination, and thereupon Rental and any other payments shall be apportioned and paid to the date on which possession is relinquished and Tenant shall immediately vacate the Premises according to such notice of termination, provided, however, that those provisions of this Lease which are designed to cover matters of termination and the period thereafter shall survive the termination hereof.

Section 16.04. No damages shall be payable by Landlord for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Premises, or the Building. Landlord shall use its best efforts to have such repairs made promptly so as not to unnecessarily interfere with Tenant's occupancy.

Section 16.05. The provisions of this Article shall be considered an express agreement governing any case of damage or destruction of the Building, the Building Standard Leasehold Improvements, the Non-Building Standard Leasehold Improvements, the alterations, or the Premises by fire or other casualty.

                                   ARTICLE 17

                                  CONDEMNATION

If the Premises shall be taken or condemned, in whole or in part, for any public purpose to such an extent as to render said Premises untenantable, this Lease shall, at the option of Landlord or Tenant, forthwith terminate. All proceeds from any taking or condemnation shall belong to and be paid to Landlord, except to the extent of any proceeds awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's physical property.

                                   ARTICLE 18

                            ASSIGNMENT AND SUBLETTING

Section 18.01. If Tenant should desire to assign this Lease or sublet the Premises (or any part thereof), Tenant shall give Landlord written notice at least 60 days in advance thereof. Landlord shall then have a period of 30 days following receipt of such notice within which to notify Tenant in writing that Landlord elects either

      (a) to terminate this Lease as to the space so affected by Tenant in its notice, in which event Tenant, subject to the provisions of this Lease which expressly survive the termination hereof, shall be relieved of all further obligations hereunder as to such space;

      (b) to permit Tenant to assign or sublet such space, subject, however, to the subsequent written approval of the proposed assignee or subTenant by Landlord, and provided that if the Rental rate agreed upon between Tenant and its proposed subtenant is greater than the Rental rate that Tenant must pay Landlord hereunder, then 100% of such excess Rental shall be considered additional Rental owed by Tenant to Landlord, and shall be paid by Tenant to Landlord in the same manner that Tenant pays Annual Base Rental; or

      (c) to refuse to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises, in which case, any judgment against Landlord for unreasonable denial shall be limited to specific performance of approval of said assignment or sublease.

No assignment or subletting by Tenant shall relieve Tenant of Tenant's obligations under this Lease. Any attempted assignment or sublease by Tenant in violation of the terms and provisions of this Section 18.01 shall be void. In no event shall Tenant solicit assignees or sublessees in other Buildings owned by Landlord, or at less than a fair market rate.

Section 18.02. Landlord may sell, transfer, assign, and convey all or any part of the Building and any and all of its rights under this Lease, provided Landlord's successor in interest assumes Landlord's obligations hereunder, and in the event Landlord assigns its rights under this Lease, Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to Landlord's successor in interest for performance of such obligations.

                                   ARTICLE 19

                                 INDEMNIFICATION

Tenant waives all claims against Landlord for damage to any property or injury to, or death of, any person in, upon, or about the Building, the Premises or Parking Facilities arising at any time and from any and all causes whatsoever other than solely by reason of the negligence or willful misconduct of Landlord, its agents, employees, representatives, or contractors, and Tenant agrees that it will defend, indemnify, save, and hold harmless, Landlord from and against all claims, demands, actions, damages, loss, cost, liabilities, expenses, and judgments suffered by, recovered from, or asserted against Landlord on account of any damage to any property or injury to, or death of, any person arising from the use of the Building, the Premises, or the Parking Facilities by Tenant or its employees or invitees, except such as is caused solely by the negligence or willful misconduct of Landlord, its agents, employees, representatives, or contractors. Tenant's foregoing indemnity obligation shall include reasonable attorneys' fees and all other reasonable costs and expenses incurred by Landlord. The provisions of this Article 19 shall survive the termination of this Lease with respect to any damage, injury, or death occurring before such termination. If Landlord is made a party to any litigation commenced by or against Tenant or relating to this Lease or to the Premises, and provided that in any such litigation, Landlord is not finally adjudicated to be at fault, then Tenant shall pay all costs and expenses, including attorneys' fees and court costs, incurred by or imposed upon Landlord because of any such litigation, and the amount of all such costs and expenses, including attorneys' fees and court costs, shall be a demand obligation owing by Tenant to Landlord, and shall be considered as additional Rental.

                                   ARTICLE 20

                            SURRENDER OF THE PREMISES

Section 20.01. Upon the expiration or other termination of this Lease for any cause whatsoever, Tenant shall peacefully vacate the Premises in as good order and condition as the same were at the beginning of the Term or may thereafter have been improved by Landlord or Tenant, subject only to reasonable use and wear thereof, and repairs which are Landlord's obligation hereunder.

Section 20.02. Landlord may require Tenant to remove any Non-Building Standard Leasehold Improvements, alterations, and physical additions installed in the Premises upon termination of this Lease. In the event Landlord so elects, and Tenant fails to remove the aforementioned items, Landlord may remove and store same at Tenant's cost, and Tenant shall pay Landlord on demand, the cost of restoring the Premises to Building Standard, ordinary wear and tear excepted. Tenant agrees to remove, at Tenant's expense, all of its furniture, furnishings, personal property, and moveable trade fixtures by the Expiration Date, and shall promptly reimburse Landlord for the cost of repairing all damage done to the Premises or the Building by such removal.

Section 20.03. Should Tenant continue to hold the Premises after the termination of this Lease, whether the termination occurs by lapse of time or otherwise, such holding over shall, unless otherwise agreed to by Landlord in writing, constitute and be construed as a tenancy at will at a daily Rental equal to 1/30th of an amount equal to 2 times the monthly Rental Rate for the Premises as of the date of termination, and subject to all of the other terms set forth herein except any right to renew or expand this Lease. Tenant shall be liable to Landlord for all damage which Landlord suffers because of any holding over by Tenant, and Tenant shall indemnify Landlord against all claims made by any other Tenant or prospective Tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other Tenant or prospective Tenant.

                                   ARTICLE 21

                              ESTOPPEL CERTIFICATES

Tenant agrees to furnish, when requested by Landlord or the holder of any deeds of trust covering the Building, the Land, or any interest of Landlord therein, a certificate signed by Tenant certifying to such parties as Landlord may designate to the extent true matters with respect to the terms and status of this Lease and the Premises, stating that Tenant, as of the date of such certificate, has no charge, lien, or claim of offset under this Lease or otherwise against Rentals or other charges due or to become due hereunder; and such other matters as may be requested by Landlord or the holder of any such deeds of trust. To the extent any such statements requested are not true, Tenant shall explain such facts in writing. Landlord agrees periodically to furnish, when reasonably requested in writing by Tenant, certificates signed by Landlord containing substantially the same information as described above.

                                   ARTICLE 22

                                  SUBORDINATION

Section 22.01. This Lease is subject and subordinate to any deeds of trust, mortgages, or other security instruments, and any other supplements or amendments thereto, which presently or may in the future cover the Building and the Land or any interest of Landlord therein, and to any increases, renewals, modifications, consolidations, replacements, and extensions of any of such deeds of trust, mortgages, or security instruments. Landlord agrees to use his best efforts to obtain for Tenant a "non-disturbance" agreement from the holder or beneficiary of any deeds of trust, mortgages or other security instruments that in the future may cover the Building and the Land or any interest of Landlord therein. This provision is declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand, execute, acknowledge, and deliver to Landlord any further instruments and certificates evidencing such subordination as Landlord may require. This Lease is further subject and subordinate to

      (a) all ground or primary Leases in existence at the date hereof and to any supplements, modifications, and extensions thereof heretofore or hereafter made, and

      (b) utility easements and agreements, covenants, restrictions, and other encumbrances which do not materially adversely effect Tenant's intended use of the Premises, both existing and future.

Section 22.02. Notwithstanding the generality of the foregoing provisions of
Section 22.01 hereof, any such mortgagee or ground or primary lessor shall have the right at any time to subordinate any such ground or primary Leases, deeds of trust, mortgages, or other security instruments to this Lease on such terms and subject to such conditions as such mortgagee or ground or primary lessor may consider appropriate in its discretion. At any time, before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages, or other security instruments or termination of any ground or primary Lease, or sale of the Building under any such deeds of trust, mortgages, or other security instruments or termination of any ground or primary Lease, Tenant shall attorn to such ground or primary lessor or such purchaser upon any such sale or the grantee under any deed in lieu of such foreclosure and shall recognize such ground or primary lessor or such purchaser or grantee as Landlord under this Lease. The agreement of Tenant to attorn contained in the immediately preceding sentence shall survive any such termination of any ground or primary Lease, foreclosure sale, trustee's sale, or conveyance in lieu thereof. Tenant shall upon demanded at any time, before or after any such termination, execute, acknowledge, and deliver to Landlord's mortgagee or ground or primary lessor any written instruments and certificates evidencing such attornment as Landlord's mortgagee or ground or primary lessor may reasonably require.

                                   ARTICLE 23

                                     PARKING

Landlord will permit Tenant to use the areas designated by Landlord ("Parking Facilities") for parking of vehicles in common with other Tenants in the Building during the Term as more fully provided for in Exhibit D hereto.

                                   ARTICLE 24

                              DEFAULT AND REMEDIES

Section 24.01. The occurrence of any one or more of the following events shall, at Landlord's option, constitute an event of default of this Lease:

      (a) if Tenant shall fail to pay any Rental or other sums payable by Tenant hereunder within 10 days of written notice thereof from Landlord (provided, however, if such event of default shall occur more than once in every 6 months period, Landlord shall not be required to provide any written notice of default and an event of default shall occur as and when such Rental or other sums becomes due and payable);

      (b) if Tenant shall fail to perform or observe any other term hereof or any of the Rules and Regulations and such failure shall continue for more than 30 days after notice thereof from Landlord;

      (c) if Tenant fails to take occupancy within 30 days following substantial completion;

      (d) if Tenant deserts or vacates any substantial portion of the Premises;

      (e) if any petition is filed by or against Tenant or any guarantor of Tenant's obligations under this Lease under any section or chapter of the present or any future Federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof;

      (f) if Tenant or any guarantor of Tenant's obligations under this Lease becomes insolvent or makes a transfer in fraud of creditors;

      (g) if Tenant or any guarantor of this Lease makes an assignment for the benefit of creditors; or

      (h) if a receiver, custodian, or trustee is appointed for Tenant or for any of the assets of Tenant which appointment is not vacated within 30 days of the date of such appointment.

Section 24.02. If an event of default occurs, at any time thereafter Landlord may do one or more of the following without any additional notice or demand:

      (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to do so, Landlord may, without notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of the Premises and expel or remove Tenant and its effects without being liable to prosecution or any claim for damages therefor; and Tenant shall be liable to Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises or otherwise, including any loss of Rental for the remainder of the Term. Any such loss of Rental shall be offset by any Rental received by Landlord as a result of reletting the Premises during the remainder of the Term.

      (b) Terminate this Lease, in which event Tenant's event of default shall be considered a total breach of Tenant's obligations under this Lease and Tenant immediately shall become liable for such damages for such breach amount, equal to the total of:

            (1)   the costs of recovering the Premises;

            (2) the unpaid Rental earned as of the date of termination, plus interest thereon at a rate per annum from the due date equal to 5% percent over the Prime Rate; provided, however, that such interest shall never exceed the Highest Lawful Rate;

            (3)   the amount of the excess of

                  (i) the total Rental and other benefits which Landlord would have received under the Lease for the remainder of the Term, at the rates then in effect, together with all other expenses occurred by Landlord in connection with Tenant's default, over

                  (ii) the Fair Market Rate of the balance of the Term as of the time of such breach,

                  which excess shall be discounted at the rate of 8% per annum to the then present value; and

            (4) all other sums of money and damages owing by Tenant and Landlord.

      (c) Enter upon and take possession of the Premises as Tenant's agent without terminating this Lease and without being liable to prosecution or any claim for damages therefor, and Landlord may relet the Premises as Tenant's agent and receive the Rental therefor, in which event Tenant shall pay to Landlord on demand the cost of renovating, repairing, and altering the Premises for a new Tenant or Tenants and any deficiency that may arise by reason of such reletting; provided, however, that Landlord shall have no duty to relet the Premises and Landlord's failure to relet the Premises shall not release or affect Tenant's liability for Rental or for damages.

      (d) Do whatever Tenant is obligated to do under this Lease and may enter the Premises without being liable to prosecution or any claim for damages therefor, to accomplish this purpose. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting compliance with this Lease on Tenant's behalf, and Landlord shall not be liable for any damages suffered by Tenant from such action, whether caused by the negligence of Landlord or otherwise.

Section 24.03. No act or thing done by Landlord or its agents during the Term shall constitute an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises or to terminate this Lease shall be valid unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter terminate this Lease for a previous default. Landlord's acceptance of Rental following an event of default hereunder shall not be construed as a waiver of such event of default. No waiver by Landlord of any breach of this Lease shall constitute a waiver of any other violation or breach of any time of the terms hereof. Forbearance by Landlord to enforce one or more of the remedies herein provided upon a breach hereof shall not constitute a waiver of any other breach of the Lease.

Section 24.04. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord. Nor shall any custom or practice which may evolve between the parties in the administration of the terms of this Lease be construed to waive or lessen Landlord's right to insist upon strict performance of the terms of this Lease. The rights granted to Landlord in this Lease shall be cumulative of every other right or remedy which Landlord may otherwise have at law or in equity or by statue, and the exercise of one or more rights or remedies shall not prejudice or impair the current or subsequent exercise of other rights or remedies.

                                   ARTICLE 25

                                WAIVER BY TENANT

To the extent permitted by applicable law, Tenant waives for itself and all claiming by, through, and under it, including creditors of all kinds

      (a) any right and privilege which it or any of them may have under any present or future constitution, statute, or rule of law to redeem the Premises or to have a continuance of this Lease for the Term after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, under the terms of this Lease, or after the termination of the Term as herein provided,

      (b) the benefits of any present or future constitution, statute, or rule of law which exempts property form liability for debt or for distress for rent, and

      (c) the provisions of law relating to notice and/or delay in levy of execution in case of eviction of a Tenant for non-payment of rent.

                                   ARTICLE 26

                                SECURITY DEPOSIT

The Security Deposit shall be held by Landlord, without interest, as security for the performance of Tenant's obligations under this Lease. Landlord may, without prejudice to any other remedy, use the Security Deposit to remedy any default in any obligation of Tenant hereunder, and such use shall survive the termination of this Lease, and Tenant shall promptly, on demand, restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, any remaining portion of the Security Deposit shall be returned to Tenant. If Landlord transfers its interest in the Premises during the Term, Landlord shall assign the Security Deposit to the transferee who shall then become obligated to Tenant for its return, and thereafter Landlord shall have no further liability for its return.

                                   ARTICLE 27

                       ATTORNEY'S FEES AND LEGAL EXPENSES

In any action or proceeding brought by either party against the other with respect to this Lease, the prevailing party shall be entitled to recover from the other party's reasonable attorneys' fees, investigation costs, and other legal expenses and court costs incurred by such party in such action or proceeding as the court may find to be reasonable. The prevailing party shall be the one who receives the net judgment in its behalf at the end of any action.

                                   ARTICLE 28

                                     NOTICES

Any notice or document required to be delivered hereunder shall be considered delivered, whether actually received or not, when hand delivered to the address of the other party, or 48 hours after deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties hereto at the respective addresses specified in the Basic Lease Information, or at such other address as they have subsequently specified by written notice.

                                   ARTICLE 29

                                  MISCELLANEOUS

Section 29.01. Where this Lease requires Tenant to reimburse Landlord the cost of any item, if no such cost has been stipulated, such cost will be the reasonable and customary charge therefor periodically established by Landlord. Failure to pay any such cost shall be considered as a failure to pay Rental.

Section 29.02. Tenant represents and warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease except such brokers or agents as may be identified in Item 23 of the Basic Lease Information. Tenant shall indemnify and hold Landlord harmless from any costs, expenses, or liability for commission or other compensation or charges claimed by any person, broker or agent (other than those identified in the Basic Lease Information), claiming through association with Tenant with respect to this Lease.

Section 29.03. As used herein, the terms "business days" means Monday through Friday (except for holidays); "normal business hours" means 7:00 a.m. to 6:00 p.m. on business days; and "holidays" means those holidays designated by Landlord, which holidays shall be consistent with those holidays designated by Landlords of comparable office Buildings in the immediate area and town.

Section 29.04. Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid and unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected.

Section 29.05. There shall be no merger of this Lease or of the Leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the Leasehold state hereby created or any interest in this Lease or in any interest in such fee estate. In the event of a voluntary or other surrender of this Lease, or a mutual cancellation hereof, Landlord may, at its option, terminate all subLeases, or treat such surrender or cancellation as an assignment of such subLeases.

Section 29.06. Any liability of Landlord to Tenant under the terms of this Lease shall be limited to Landlord's interest in the Building and the Land, and Landlord shall not be personally liable for any deficiency.

Section 29.07. Whenever a period of time is herein prescribed for action, other than the payment of money, to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the control of such party.

Section 29.08. The article headings contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the various and several articles hereof. Words of any gender used in this Lease shall include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

Section 29.09. If there be more than one Tenant, the obligations hereunder imposed Tenant shall be joint and several, and all agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, successors, and to the extent permitted under this Lease, assigns of the parties hereto. If there is a guarantor of Tenant's obligations hereunder, Tenant's obligations shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guarantee for any reason, including, without limitation, any amendment, renewal, expansion or diminution of this Lease, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or such guarantor any notices, or the release of any party liable for the payment of Tenant's obligations hereunder.

Section 29.10. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises or the Building except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein.

Section 29.11. This Lease sets forth the entire agreement between the parties and cancels all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.

Section 29.12. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless Landlord executes a copy of this Lease and delivers the same to Tenant.

Section 29.13. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and existing corporation, that Tenant has and is qualified to do business in the Commonwealth of Pennsylvania, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporation actions. If Tenant signs as a partnership, trust, or other legal entity, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules, and governmental regulations relative to its right to do business in the Commonwealth of Pennsylvania, that such entity has the full right and authority to enter into this Lease, and that all persons signing on behalf of the Tenant were authorized to do so by any and all necessary or appropriate partnership, trust, or other actions.

Section 29.14. If, in connection with obtaining financing for the Building or of any ground or underlying Lease, any lender shall request reasonable modifications in the Lease as a condition for such financing, Tenant will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect either the Leasehold interest hereby created or Tenant's use and enjoyment of the Premises.

Section 29.15. This Lease shall be governed by and construed under the laws of the Commonwealth of Pennsylvania. Any action brought to enforce or interpret this Lease shall be brought in the court of appropriate jurisdiction in Cumberland County, Pennsylvania. Should any provision of this Lease require judicial interpretation, it is agreed that the Court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that legal counsel was consulted by each party before the execution of this Lease.

Section 29.16. Any elimination or shutting off of light, air, or view by any structure which may be erected on lands adjacent to the Building, modification of the amenities to the Building shall in no way affect this Lease or impose any liability on Landlord.

Section 29.18. Landlord may, upon reasonable notice (except in the case of emergencies) enter upon the Premises at reasonable hours to inspect same or clean or make repairs or alterations (but without any obligation to do so, except as expressly provided for herein) and to show the Premises to prospective lenders or purchasers, and, during the last 6 months of the Term of the Lease, to show them to prospective Tenants at reasonable hours and, if they are vacated, to prepare them for re-occupancy. Landlord shall cause its officers, agents and representatives to exercise care with any such entry not to unreasonably interfere with the operation and normal office routine of Tenant (except in the case of emergency).

Section 29.19. Landlord may elect to relocate Tenant to other space in the Building containing at least the same amount of Rentable Area as contained in the Premises ("Substitution Space"). If such relocation occurs, the description of the Premises set forth in this Lease shall, without further act on the part of Landlord or Tenant, be deemed amended so that the Substitution Space shall be deemed the Premises hereunder, and all of the terms, covenants, conditions and provisions of this Lease shall continue in full force and effect and shall apply to the Substitution Space. The cost of relocating Tenant and altering the Substitution Space to make it comparable to the Premises shall be borne by Landlord. The Annual Base Rental for the Substitution Space shall be the amount specified under item 14 of the Basic Lease Information.

Section 29.20. The exhibits and numbered riders attached to this Lease are by this reference incorporated fully herein. The term "this Lease" shall be considered to include all such exhibits and riders.

      IN WITNESS WHEREOF, Landlord and Tenant have set their hands and seals to this Lease Agreement the day and year first above written.

                                     Landlord:

                                     OLD GETTYSBURG ASSOCIATES I
                                     a Pennsylvania general partnership

WITNESS:                             By: /s/ John M. Ortenzio
         --------------------            --------------------------------------
                                             John M. Ortenzio, General Partner

                                     Tenant: Select Medical Corporation

ATTEST:                              By: /s/ Scott Romberger
        ---------------------            --------------------------------------
                                             Scott Romberger, Vice President

                                   EXHIBIT "A"

(floor plan to be attached)

                                   EXHIBIT "B"

      ALL THAT CERTAIN piece or parcel of land, situate in the Township of Lower Allen, County of Cumberland and State of Pennsylvania, together with buildings and appurtenances erected thereon, bounded and described as follows, to wit:

      BEGINNING at an iron pin in the center of old U.S. Route 15, formerly known as the State Road, at line of lands now or formerly of John J. Sheely and
F. Romaine Sheely, his wife; THENCE along land now or formerly of John J. Sheely and F. Romaine Sheely, his wife, North 30 degrees West, four hundred forty-five
(445) feet to a point; THENCE continuing along the same, North 23 degrees 30 minutes West, eighty-nine and sixty hundredths (89.60) feet to a point; THENCE by land now or formerly of Theodore Eslinger, North 50 degrees 45 minutes East, eight hundred sixty-one and thirty hundredths (861.30) feet to a stake at line of lands nor or formerly of Hoffman, et al; THENCE along lands now or formerly of Hoffman, et al and land now or formerly of Joseph A. Wise and Beatrice T. Wise, his wife, South 50 degrees 45 minutes West, four hundred twenty-two and eighty hundredths (422.88) feet to a point; THENCE continuing along land now or formerly of Joseph a. Wise and Beatrice T. Wise, his wife, South 33 degrees 03 minutes East, two hundred forty and seventy-five hundredths (240.75) feet to a point in the center line of old U.S. Route 15; THENCE along the same, South 50 degrees 45 minutes West, four hundred fourteen and eighty-one hundredths (414.81) feet to an iron pin, the place of BEGINNING.

      CONTAINING 2.903 acres, more or less.

EXHIBIT "C"

Landlord agrees to finish the Premises "turn key" according to Building Standard finishes as listed below.

                                   EXHIBIT "D"

                                     PARKING

1. Throughout the Term, Tenant shall Lease from Landlord parking spaces ("Allocated Number") in the Parking Facilities. All such parking spaces shall be Leased by Tenant on an unassigned basis and shall be used in common with the other Tenants.

2. Throughout the Term, Tenant shall pay to Landlord as monthly rent ("Parking Rent") for such parking spaces an amount equal to the product of

      (a)   the Allocated Number

times

      (b) the then current monthly rate for parking in the Parking Facilities as established by Landlord from time to time.

All Parking Rent shall be paid by Tenant to Landlord in advance without demand on the first day of each month, with partial months prorated accordingly, commencing with the Commencement Date.

3. Landlord shall have the right to reserve parking spaces as it elects and condition use thereof on such terms as it elects.

4. Landlord shall have the right to: make a reasonable charge for public parking, control access to the garage, control access to any elevators in the garage, add parking decks, change curb cuts, change traffic patterns, re-stripe the parking garage and parking surfaces as to size and location of spaces, temporarily displace vehicles (for the purpose of improving and expanding Parking Facilities and with appropriate rebate of Parking Rent), abandon basement parking and add or delete acceleration/deceleration lanes on private easements, if any.

5. If a card system is utilized, lost cards will be replaced on request, but a charge of $5.00 per card will be required to reimburse Landlord for administrative costs of card replacement and reprogramming of card entry processing unit.

6. Tenant shall cooperate fully in Landlord's efforts to maintain the designated use of the various Parking Facilities and parking areas, and shall follow all regulations issued by the Landlord with respect thereto.

7. Parking rent at the Commencement Date and throughout the Lease Term will be calculated as follows:

                                              Current Monthly Rate at
Type of Parking Spaces     Allocated Number   the Commencement           Date

* N/A                      N/A ea at $_____________

* 143 of non-reserved parking spaces are provided for Tenants, guests, visitors and subcontractors at no cost.

                                   EXHIBIT "E"

                              SECURITY CARD ACCESS

Building: Executive Park West I, 4718 Old Gettysburg Road, Mechanicsburg PA
          17055

Security in the form of limited access to the Building during other than Normal Business Hours through the use of cards may be provided by Landlord. In such event Landlord agrees to provide to Tenant free of charge, 2 cards which cards will be surrendered at the Expiration Date. The deposit for any card Tenant may desire in addition to this quantity shall be $15.00 per card. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises and neither shall Landlord be required to insure against any such losses. Tenant agrees to surrender all cards then in its possession upon the expiration or earlier termination of this Lease. Any lost card shall be cancelled and Tenant shall pay the sum of $15.00 Dollars for each replacement card.

                                   EXHIBIT "F"

                              RULES AND REGULATIONS

1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed by Tenants or their officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building.

2. Plumbing fixtures and appliances shall be used only for the purpose for which constructed, and no sweepings, rubbish, rags, or other unsuitable material shall be thrown or placed therein. The cost of repairing any stoppage or damage resulting to any such fixtures or appliances from such misuse shall be paid by such Tenant.

3. No signs, posters, advertisements, or notices shall be painted or affixed on any of the windows or doors, or other part of the Building, or placed in such a manner as to be visible outside the Premises, except of such color, size, and style, and in such places, as shall be first approved in writing by the Building Manager. No nails, hooks, or screws shall be driven into or inserted in any part of the Building, except by Building maintenance personnel.

4. Directories will be placed by Landlord, at Landlord's own expense, in a conspicuous place in the Building. No other directories shall be permitted.

5. The Premises shall not be used for conducting any barter, trade, or exchange of goods or sale through promotional give-away programs or any business involving the sale of second-hand goods, insurance salvage stock, or file sale stock, and shall not be used for any auction or pawnshop business, any fire sale, bankruptcy sale, going-out-of-business sale, moving sale, bulk sale, or any other business which, because of merchandising methods or otherwise, would tend to lower the character of the Building. Canvassing, soliciting and peddling in the Building are prohibited.

6. Tenants shall not do anything, or permit anything to be done, in or about the Building, or bring or keep anything therein, that will in any way increase the possibility of fire or other casualty or obstruct or interfere with the rights of, or otherwise injure or annoy, other Tenants, or do anything in conflict with the valid pertinent laws, rules, or regulations of any governmental authority. Tenants shall not use or keep in the Building any inflammable or explosive fluid or substance, or any illuminating material, unless it is battery powered, UL approved.

7. Tenants shall not place a load upon any floor of the Premises which exceeds the floor load per square foot which such floor was designed to carry or which is allowed by applicable Building code. Landlord may prescribe the weight and position of all safes and heavy installations which Tenant desires to place in the Premises so as properly to distribute the weight thereof. All damage done to the Building by the improper placing of heavy items which over-stress the floor will be repaired at the sole expense of the Tenant.

8. A Tenant shall notify the Building Manager when safes or other heavy equipment are to be taken into or out of the Building. Moving of such items shall be done under the supervision of the Building Manager, after receiving written permission from him/her. Tenant shall not move in or out of the Building at the beginning or end of the Lease term, prior to 6:00 p.m. on any weekday.

9. Corridor doors, when not in use, shall be kept closed. All window blinds shall be left in closed position, in order to facilitate energy conservation.

10. All deliveries must be made via the service entrance and service elevators during normal business hours. Prior approval must be obtained from Landlord for any deliveries that must be received after normal business hours. Any hand trucks utilized for deliveries must be equipped with rubber tires and sideguards.

11. Each Tenant shall cooperate with Building employees in keeping the Premises neat and clean. When conditions are such that Tenant must dispose of crates, boxes, etc., it will be the responsibility of Tenant to do so outside of the hours of 7:00 a.m. and 6:00 p.m., at Tenant's expense.

12. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds, animals, reptiles, or any other creatures, shall be brought into or kept in or about the Building except for any seeing eye dogs.

13. Should a Tenant require telegraphic, telephonic, annunciator, or any other communication service, Landlord will direct Tenant as to where and how the electricians and installers shall introduce and place wires, and none shall be introduced or placed except as Landlord shall direct in writing.

14. Tenants shall not make or permit any improper noises in the Building, or otherwise interfere in any way with other Tenants or persons having business with them.

15. No equipment shall be operated on the Premises that could unreasonably interfere with the rights of any other Tenant in the Building without written consent of Landlord. Nothing shall be done or permitted in the Premises, and nothing shall be brought into or kept on the Premises, which would impair or interfere with any of the Building services, or the use or enjoyment by any other Tenant of any other Premises, nor shall there be installed by any Tenant any heating, ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference. No space heaters or fans shall be operated in the Premises.

16. Business machines and mechanical equipment belonging to Tenant which cause noise and/or vibration that may be transmitted to the structure of the Building or to any Leased space so as to be objectionable to Landlord or any Tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber, or spring type noise and/or vibration eliminators sufficient to eliminate vibration and/or noise.

17. Tenants shall not permit any cooking within the Premises and shall not permit any food or other odors emanating within the premises to seep into other portions of the Building. Tenants shall not install vending machines in the Premises.

18. No locks shall be changed without Landlord consent. No additional locks shall be placed upon any doors without the prior written consent of Landlord. All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this Lease, and Tenant shall then give Landlord or his agent an explanation of the combination of all locks on the doors or vaults. Tenant shall initially be given two (2) keys to the Premises by Landlord. No duplication of such keys shall be made by Tenants. Additional keys shall be obtained only from Landlord, at a reasonable fee to be determined by Landlord.

19. Tenants, employees, or agents, or anyone else who desires to enter the Building after normal business hours, may be required to sign in upon entry and sign out upon leaving, giving the location during such person's stay and such person's time of arrival and departure.

20. Tenants will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent operating personnel form servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be at Tenant's expense. The lighting and air conditioning equipment of the Building will remain the exclusive charge of the Building designated personnel. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant's expense.

21. Tenants shall comply with parking rules and regulations as may be posted and distributed from time to time, and shall take reasonable steps to cooperate with Landlord to enforce compliance.

22. Tenants shall provide plexiglass or other pads for all chairs mounted on rollers or casters, unless same are designated for use on carpet by the manufacturer.

23. No Tenant shall make any changes or alterations to any portion of the Building without Landlord's prior written approval (which approval shall not be unreasonably withheld), which may be given on such conditions as Landlord may elect. All such work shall be done by Landlord or by contractors and/or workmen approved by Landlord (which approval shall not be unreasonably withheld), working under Landlord's supervision.

24. Landlord has the right to evacuate the Building in event of emergency or catastrophe.

25. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant, before occupying the Premises, shall procure and maintain such license or permit and submit it for Landlord's inspection. Tenant shall at all times comply with the terms of any such license or permit.

26. Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name and street address of the Building, and to install signs on the interior and exterior of the Building.

27.   Smoking is not permitted anywhere inside the Premise or building.

28. Landlord reserves the right to rescind any of these rules and regulations and make such other and further rules and regulations as in the reasonable judgment of Landlord shall from time to time be needed for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its Tenants, their agents, employees, and invitees, which rules and regulations when made and notice thereof given to a Tenant shall be binding upon him in like manner as if originally herein prescribed.